AMENDMENT AGREEMENT #2

THIS AMENDMENT AGREEMENT is made as of the 1st day of January, 2008

BETWEEN: **Uranerz Energy Corporation**, a company having an office at Suite 1410, 800 West Pender Street, Vancouver, B.C., V6C 2V6

(herein called the "Company")

OF THE FIRST PART

AND: **Ubex Capital Inc.**, of Suite 1410, 800 West Pender Street, Vancouver, B.C., V6C 2V6;

(herein called the "Consultant")

OF THE SECOND PART

WHEREAS:

A. The parties entered into a Consulting Agreement dated the 1st day of July, 2005 (the "Agreement") whereby the Consultant will continue to perform consulting services to the Company as defined in the Agreement; and

B. The parties now wish to amend the Agreement;

NOW THEREFORE THIS AMENDMENT AGREEMENT WITNESSES that the Agreement is amended as follows:

1. By the deletion of Clause #3.1 of the Agreement in its entirety and the substitution therefor of the following:

   3.1 The Company shall pay the Consultant a monthly consulting fee of Cdn $15,000.00 payable monthly.

2. By the addition of Clause # 4, as follows:

4.0 In the event of a "change of control" of Uranerz, the Consultant may elect to terminate his relationship within six (6) months from the date of the change of control, and in such an event is entitled to receive an amount equal to five (5) times his base compensation. For the purpose of the Consultant agreement, "change of control" means the either the sale of more than 35% of the business, whether the sale occurs by acquisition of stock or by asset purchases, provided that a change of control will not be triggered where the sale of stock or assets takes place within the current organizational structure or current ownership group, affiliated companies, or principals for the purpose of internal reorganization.

3. The parties hereby ratify and confirm the Agreement in all other respects.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the 1st day of January, 2008.

Uranerz Energy Corporation

Per: ______________________

Authorized Signatory

Ubex Capital Inc.

Per: ______________________

Authorized Signatory